UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 8, 2008

Darwin Professional Underwriters, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32883	03-0510450
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

9 Farm Springs Road, Farmington, Connecticut		06032
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	860-284-1300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[x]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On August 8, 2008, Darwin Professional Underwriters, Inc. issued a press release announcing results for the quarter ended June 30, 2008. A copy of the press release dated August 8, 2008, is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 8.01 Other Events.

On August 8, 2008, the Company issued a press release announcing that the Federal Trade Commission had granted early termination of the pre-merger waiting period in connection with the Company's previously announced entry into an Agreement and Plan of Merger, dated as of June 27, 2008, with Allied World Assurance Company Holdings, Ltd ("Parent") and Allied World Merger Company ("MergerCo").

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:
Certain matters discussed in this Form 8-K and the exhibits filed herewith are forward-looking statements. Such statements involve risks, uncertainties and other factors that could cause actual results to differ materially from those in the forward-looking statements. Such factors include, but are not limited to, the occurrence of any event, change or other circumstance that could give rise to the termination of the Agreement and Plan of Merger, dated as of June 27, 2008, by and among the Company, Parent and MergerCo (the "Merger Agreement"); the outcome of any legal proceedings that may be instituted against us and others following the announcement of the Merger Agreement; the inability to complete the merger due to the failure to obtain the Company’s stockholder approval or the failure to satisfy other conditions to the merger; risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the merger; the accuracy of assumptions underlying the Company’s outlook; and other risks described in the Company’s filings with the Securities and Exchange Commission ("SEC"), including the Company’s Annual Report on Form 10-K for 2008. These forward-looking statements represent the Company’s judgment as of the date of this document. The Company disclaims any intent or obligation to update these forward-looking statements.

ADDITIONAL INFORMATION:
This filing is being made in respect of the proposed merger described in the Merger Agreement, involving the Parent and the Company. In connection with the merger, the Company will file a proxy statement with the SEC. Investors are urged to read the proxy statement when it becomes available because it will contain important information. The Company’s stockholders and other interested parties will be able to obtain the proxy statement, as well as other filings containing information about the Company (when they become available), free of charge, at the website maintained by the SEC at www.sec.gov. Copies of the proxy statement and other filings made by the Company with the SEC can also be obtained, free of charge, by visiting the Company’s website at http://www.darwinpro.com.

PARTICIPANTS IN THE SOLICITATION:
The directors and executive officers of the Company may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. Information regarding the Company’s directors and executive officers is available in the Company’s proxy statement for its 2008 Annual Meeting filed with the SEC on April 7, 2008. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the merger when they become available. Investors should read the proxy statement carefully when it becomes available before making any voting or investment decisions.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1: Financial results press release issued by Darwin Professional Underwriters, Inc. on August 8, 2008.

The information contained in the press release attached as Exhibit 99.1 hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such press release be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth therein.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Darwin Professional Underwriters, Inc.

August 8, 2008	By:	Timothy J. Curry

Name: Timothy J. Curry
Title: VP & Asst. General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Press release concerning results of operations for quarter ended June 30, 2008.